SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)


                                 NOT APPLICABLE
                                 ---------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________________________________________

(2) Aggregate number of securities to which transaction applies: _____________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ______________________________________________________________________

(4)      Proposed maximum aggregate value of transaction: _____________________

(5)      Total fee paid: ______________________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:  _____________________________________________

(2)      Form, Schedule or Registration Statement No.: ________________________

(3)      Filing Party: ________________________________________________________

(4)      Date Filed:  _________________________________________________________

[LOGO]
114 WEST 11TH STREET
KANSAS CITY, MISSOURI 64105-1804



                      KANSAS CITY SOUTHERN INDUSTRIES, INC.


                           NOTICE AND PROXY STATEMENT

                                       FOR

                       THE ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                   MAY 3, 2001


                             YOUR VOTE IS IMPORTANT!

         Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, or vote by telephone or the
                    Internet as described on the proxy card.


    MAILING OF THIS NOTICE AND PROXY STATEMENT AND THE ACCOMPANYING ENCLOSED
             PROXY AND THE ACCOMPANYING 2000 ANNUAL REPORT COMMENCED
                           ON OR ABOUT APRIL 2, 2001.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              114 WEST 11TH STREET
                        KANSAS CITY, MISSOURI 64105-1804

                                  April 2, 2001



TO OUR STOCKHOLDERS:


     You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern Industries, Inc., at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 3, 2001. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

     We urge you to read these proxy materials and the Annual Report and to participate in the Annual Meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, IN THE ENVELOPE PROVIDED, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED. ALTERNATIVELY, YOU MAY CAST YOUR VOTES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

                                   Sincerely,

                                   /s/ M.R. Haverty

                                   Michael R. Haverty
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              114 WEST 11TH STREET
                        KANSAS CITY, MISSOURI 64105-1804


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The Annual Meeting of the Stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m. on Thursday, May 3, 2001, to consider and vote upon:

         (1)      Election of Three Directors; and

         (2) Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 5, 2001, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                By Order of the Board of Directors,

                                /s/ M.R. Haverty

                                Michael R. Haverty
                                Chairman of the Board, President
                                and Chief Executive Officer

The date of this Notice is April 2, 2001.

         PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. ALTERNATIVELY, YOU MAY CAST YOUR VOTES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD. YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF REVOKED IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS NOTICE AND PROXY STATEMENT. PLEASE ALSO INDICATE ON YOUR PROXY CARD WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              114 WEST 11TH STREET
                        KANSAS CITY, MISSOURI 64105-1804

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                         PAGE

Information About the Annual Meeting..................................    1

Voting................................................................    2

Principal Stockholders and Stock Owned Beneficially by Directors
     and Certain Executive Officers...................................    5

Proposal 1 - Election of Three Directors..............................    7

The Board of Directors................................................    9

Audit Matters.........................................................    12

Management Compensation...............................................    13

Stockholder Proposals.................................................    32

Section 16(a) Beneficial Ownership Reporting Compliance...............    33

Other Matters.........................................................    34

Appendix A............................................................    A-1

                      INFORMATION ABOUT THE ANNUAL MEETING

WHY WERE KCSI'S STOCKHOLDERS SENT THIS PROXY STATEMENT?

     Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), is mailing this Proxy Statement on or about April 2, 2001 to its stockholders of record on March 5, 2001 in connection with KCSI's Board of Directors' solicitation of proxies for use at the 2001 Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, on Thursday, May 3, 2001 at 10:00 a.m. The Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement.

     KCSI will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCSI may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. Morrow & Co., Inc. has been retained to assist in the solicitation of proxies at a cost not expected to exceed $7,000 plus expenses. In addition, KCSI may reimburse brokerage firms and other persons representing beneficial owners of KCSI shares for their expenses in forwarding this Proxy Statement and other soliciting materials to the beneficial owners.

     Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement and the proxy card and the Annual Report to the beneficial owners of KCSI's stock held of record by them. Upon request, KCSI will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.

WHO MAY ATTEND THE ANNUAL MEETING?

     Only KCSI stockholders or their proxies and guests of KCSI may attend the Annual Meeting. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCSI by contacting the office of the Corporate Secretary at KCSI's principal executive offices at 114 West 11th Street, Kansas City, Missouri 64105, (816) 983-1237. To provide KCSI sufficient time to arrange for reasonable assistance, please submit all requests by April 24, 2001.

WHAT MATTERS WILL BE CONSIDERED AT THE ANNUAL MEETING?

     At the Annual Meeting, stockholders will consider and vote upon: (1) the election of three directors and (2) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with the proposal for election of directors. The election of directors has been proposed by the Board of Directors and such proposal is not related to or conditioned on the approval of any other proposals which may come before the Annual Meeting. The Board of Directors knows of no other matters that will be presented or voted on at the Annual Meeting.

                                     VOTING

WHICH STOCKHOLDERS MAY VOTE AT THE ANNUAL MEETING?

     Only the holders of KCSI's common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $25.00 per share (the "Preferred Stock"), of record at the close of business on March 5, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, KCSI had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 58,300,562 shares of Common Stock (which does not include 15,068,554 shares held in treasury) for a total of 58,542,732 shares eligible to be voted at the Annual Meeting.

     The Common Stock and Preferred Stock (collectively, the "Voting Stock") constitute KCSI's only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number. This Proxy Statement solicits discretionary authority to vote cumulatively, and the accompanying form of proxy or telephone or Internet vote grants that authority.

HOW DOES KCSI DECIDE WHETHER ITS STOCKHOLDERS HAVE APPROVED ANY OF THE
PROPOSALS?

     In order for a proposal that is to be considered at the Annual Meeting to be approved (other than the election of directors), stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present (referred to as a quorum) and a majority of the quorum must be affirmatively voted for approval of that proposal. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares. The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote.

     Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCSI in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

WHAT IF A STOCKHOLDER HOLDS SHARES IN A BROKERAGE ACCOUNT?

     The Voting Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"). Under the rules of the NYSE member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.

     When a stockbroker does not vote, the stockbroker's abstention is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker's name have been voted on at least some proposals, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

HOW ARE A STOCKHOLDER'S SHARES VOTED IF THE STOCKHOLDER SUBMITS A PROXY?

     Stockholders who return a properly executed proxy card or properly give instructions via the internet or telephone are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCSI whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should NOT be mailed directly to KCSI.

     The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy(1) or authorizing the proxy and voting by Internet or telephone. If a properly executed, or authorized, and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the election of the persons nominated by management for directorships, and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. The Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of management nominees.

MAY A STOCKHOLDER REVOKE HIS OR HER PROXY OR VOTING INSTRUCTION CARD?

     At any time before the polls for the Annual Meeting are closed, a stockholder who holds stock in his or her name may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or to the date of a prior electronic vote or telephone vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to the Corporate Secretary of KCSI. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the Annual Meeting will not have the effect of revoking a properly executed or authorized proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

HOW DO PARTICIPANTS IN KCSI'S OR DST SYSTEMS, INC.'S EMPLOYEE STOCK OWNERSHIP PLANS OR IN KCSI'S OR STILWELL FINANCIAL, INC.'S 401(K) AND PROFIT SHARING PLANS VOTE?

     Participants in KCSI's and DST Systems, Inc.'s employee stock ownership plans ("ESOPs") and in KCSI's and Stilwell Financial, Inc.'s 401(k) and Profit Sharing Plans ("401(k) Plans") are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of these ESOPs

---------------------
(1) Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number.

and the 401(k) Plans how to vote the shares of Common Stock held on behalf of the participant.(2) The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated (either on the voting instruction card or through Internet or telephone voting). If voting instructions are not given by the participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from the plan participants. Unless voting by Internet or telephone, the voting instruction card should be returned to the trustee in the envelope provided AND SHOULD NOT BE RETURNED TO KCSI, STILWELL FINANCIAL INC. ("STILWELL") OR DST SYSTEMS, INC. ("DST"). The mailing address of the trustee is UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, Attention: Kansas City Southern Industries Employee Stock Ownership Plan (for KCSI participants), Attention:
Stilwell Financial Inc. 401(k) and Profit Sharing Plan (for Stilwell participants), Attention: DST Systems, Inc. Employee Stock Ownership Plan (for DST participants), or Attention: Kansas City Southern Industries 401(k) and Profit Sharing Plan (for KCSI 401(k) Plan participants). ESOP participants or 401(k) Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.

ARE THE VOTES OF PARTICIPANTS IN THE ESOPS AND THE 401(K) PLANS CONFIDENTIAL?

     Under the terms of the ESOP and the 401(k) Plan trust agreements, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

---------------------
(2) Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number.

               PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
                   BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth information as of the Record Date concerning the beneficial ownership of KCSI's Common Stock by: (i) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors and executive officers (including certain former executive officers included in the Summary Compensation Table in this Proxy Statement); and (iii) all executive officers and directors as a group. KCSI is not aware of any beneficial owner of more than five percent of the Preferred Stock. No officer or director of KCSI owns any equity securities of any subsidiary of KCSI. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. KCSI is not aware of any arrangement which would at a subsequent date result in a change of control of KCSI.

                                                                      PERCENT
                                                     COMMON             OF
NAME AND ADDRESS (1)                                STOCK (2)        CLASS (2)
--------------------------------------------------------------------------------

Perkins, Wolf, McDonnell & Company               3,403,239 (3)          5.84%

A. Edward Allinson                                  81,233 (2)(4)         *
  Director

Robert H. Berry                                    160,890 (2)(4)         *
  Senior Vice President and Chief Financial
  Officer

Richard P. Bruening (6)                            191,039 (2)(4)(5)      *
  Senior Vice President, General Counsel and
  Corporate Secretary

Gerald K. Davies                                    63,579 (4)            *
  Executive Vice President and Chief
  Operating Officer

Michael G. Fitt                                     84,800 (2)(5)         *
  Director

Michael R. Haverty                               1,307,290 (2)(4)(5)    2.24%
  Chairman of the Board, President and
  Chief Executive Officer

James R. Jones                                      42,650 (2)            *
  Director

Landon H. Rowland                                  855,606 (4)          1.47%
Director and Former Chairman, President
  and Chief Executive Officer

Byron G. Thompson                                   30,000 (2)            *
  Director

Louis G. Van Horn                                   71,446 (2)(4)         *
  Vice President and Comptroller

Joseph D. Monello                                   71,205 (4)(5)         *
  Former Vice President and Chief Financial
   Officer

Danny R. Carpenter                                  89,690 (2)(4)(5)      *
  Former Vice President - Finance

All Directors and Executive Officers             3,137,344 (2)(4)       5.33%
  as a Group (14 Persons**)

-------------------
*    Less than one percent of the outstanding shares.
** Includes Messrs. Monello and Carpenter who are included as Named Executive Officers in the Summary Compensation Table, but who are no longer executive officers of KCSI.

(1) The address for each of the above individuals, other than Messrs. Rowland, Monello and Carpenter, is 114 West 11th Street, Kansas City, Missouri 64105. The address for Messrs. Rowland, Monello and Carpenter is Stilwell Financial Inc., 920 Main Street, 21st Floor, Kansas City, Missouri 64105-2008.

(2) Percentage ownership is based on the number of shares outstanding as of the Record Date plus any Additional Shares (as defined below). The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date or will become exercisable within 60 days of that date (the "Additional Shares") are considered beneficially owned. The Additional Shares included in the amounts shown above are as follows: Mr. Allinson, 65,200; Mr. Berry, 2,094; Mr. Bruening, 147,197; Mr. Jones, 36,000; Mr. Van Horn, 51,390; Mr. Carpenter, 81,911; Mr. Haverty, 12,363; Mr. Fitt, 30,000; Mr. Thompson, 20,000; and all directors and executive officers as a group, 514,261. Certain directors and executive officers disclaim beneficial ownership of 6,323 of these shares. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(3) Based upon information in Schedule 13G filed February 15, 2001. The address for Perkins, Wolf, McDonnell & Company is 53 W. Jackson Blvd., Suite 722, Chicago, Illinois 60604.

(4) Under applicable law, shares that are held indirectly are also considered beneficially owned. The shares included in the amounts shown above are as follows: Mr. Allinson owns 1,200 shares in a Keogh Plan; Mr. Haverty owns 25,809 shares through the KCSI ESOP and 2,897 through KCSI's 401(k) and Profit Sharing Plan; Mr. Davies owns 79 shares through the KCSI ESOP; Mr. Berry owns 9,646 shares through the KCSI ESOP; Mr. Bruening owns 16,283 shares through the KCSI ESOP; Mr. Van Horn owns 8,407 shares through the KCSI ESOP; Mr. Rowland owns 240 shares through Stilwell's 401(k) and Profit Sharing Plan; Mr. Carpenter owns 264 shares held in a revocable trust of which he is the trustee; Mr. Monello owns 36,205 shares held in a revocable trust of which he is the trustee; and all directors and executive officers as a group own indirectly 150,435 shares.

(5) Directors and executive officers (including former executive officers listed as Named Executive Officers in the Summary Compensation Table) may also be deemed to own, beneficially, shares held in other capacities as follows: Mr. Haverty, 412 shares held by his children, as to which he disclaims beneficial ownership; Mr. Bruening, 5,911 shares held by his wife, as to which he disclaims beneficial ownership; Mr. Fitt, 12,800 shares held in trust; Mr. Carpenter, 7,515 shares held by his wife in a revocable trust of which she is the trustee; Mr. Monello, 35,000 shares held by his wife in a revocable trust of which she is the trustee.

(6)  Mr. Bruening is retiring effective April 1, 2001.

                    PROPOSAL 1 - ELECTION OF THREE DIRECTORS

     The Board of Directors of KCSI is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2004 or when their successors are elected and qualified.

     Three persons have been nominated by management for election as directors. All of these nominees are presently directors of KCSI, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

     KCSI's Bylaws provide that after January 18, 1990, no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCSI's Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.

     As explained further under "How Does KCSI Decide Whether Its Stockholders Have Approved any of the Proposals," Directors are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

NOMINEES FOR DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2004
--------------------------------------------------------------------------------

A. EDWARD ALLINSON, age 66, has been a director of KCSI since 1990. He served as the Chief Executive Officer and Chairman of the Board of EquiServe LP ("EquiServe") from January 1, 2000 through December 2000, and remains a director of EquiServe. EquiServe provides stock transfer and related services to publicly listed corporations. Prior to joining EquiServe, Mr. Allinson was an Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS"), and Executive Vice President of State Street Corporation from March 1990 through December 1999. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. Mr. Allinson is also a director of DST Systems, Inc., Kansas City, Missouri.

JAMES R. JONES, age 61, has been a director of KCSI since November, 1997. Mr. Jones is also a director of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. and TFM, S.A. de C.V., both affiliates of KCSI. He is Special Counsel to the firm of Manatt, Phelps & Phillips. He is also Chairman of Globe Ranger Corp. Mr. Jones was President of Warnaco Inc. International Division, 1997 through 1998; U.S. Ambassador to Mexico, 1993 through 1997; and Chairman and Chief Executive Officer of the American Stock Exchange, 1989 through 1993. Mr. Jones served as a member of the U.S. Congress representing Oklahoma for 14 years. He was White House Special Assistant and Appointments Secretary to President Lyndon Johnson. Mr. Jones is also a director of Anheuser-Busch; Grupo Modelo S.A. de C.V.; San Luis Corporacion; TV Azteca; and Keyspan Energy Corporation.

   -------------------------------------------------------------------------

LANDON H. ROWLAND, age 63, has been a director of KCSI since 1983. Mr. Rowland served as President of KCSI from July 1983, and as Chief Executive Officer of KCSI from January 1987, until July 12, 2000, when KCSI distributed to its shareholders all of the outstanding shares of Stilwell, its then wholly-owned subsidiary (the "Spin-off"). He served as Chairman of the Board of KCSI from May 1997 through December 31, 2000. Mr. Rowland has been a director and President of Stilwell since May 1998. He has also served as Chairman of the Board and Chief Executive Officer of Stilwell since August 1999.

   -------------------------------------------------------------------------

                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                      THE ELECTION OF MANAGEMENT'S NOMINEES

                             THE BOARD OF DIRECTORS

     The Board of Directors met six times in 2000. The Board meets regularly to review significant developments affecting KCSI and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. All directors attended at least seventy-five percent of those meetings of the Board in 2000.


       DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2002
       ------------------------------------------------------------------

BYRON G. THOMPSON, age 68, has been a director of KCSI since August 17, 2000. Mr. Thompson has served as Chairman of the Board of Country Club Bank, n.a., Kansas City since February 1985. Prior to that time, Mr. Thompson served as Vice Chairman of Investment Banking at United Missouri Bank of Kansas City and as a member of the Board of United Missouri Bancshares, Inc.

       ------------------------------------------------------------------

        DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2003

       ------------------------------------------------------------------

MICHAEL G. FITT, age 69, has been a director of KCSI since 1986. Prior to retirement, he was Chairman and Chief Executive Officer of Employers Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and President of that company from 1979 through 1991. Employers Reinsurance Corporation, a subsidiary of General Electric Capital Services, Inc., is a reinsurance company. Mr. Fitt is also a director of DST Systems, Inc., Kansas City, Missouri.

MICHAEL R. HAVERTY, age 56, has been the President and Chief Executive Officer of KCSI since July 12, 2000 and a director since May 1995. Mr. Haverty has served as Chairman of the Board of KCSI since January 1, 2001. Mr. Haverty served as Executive Vice President of KCSI from May 1995 until July 12, 2000. He has been President and Chief Executive Officer of The Kansas City Southern Railway Company ("KCSR"), a subsidiary of KCSI, since 1995. He has served as Chairman of the Board of KCSR since November 1999. Mr. Haverty has served as the President and a director of Mexrail, Inc., an affiliate of KCSI, since 1995 and as a director and Co-Chairman of the Board of Directors of the Panama Canal Railway Company, an affiliate of KCSI, since 1997. He is also a director and Chairman of the Executive Committee of the Board of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., an affiliate of KCSI. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991. Mr. Haverty is also a director of Midwest Grain Products, Inc., Atchison, Kansas.

       ------------------------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------

     The Board of Directors has established an Executive Committee (which also nominates individuals to serve as directors of KCSI), an Audit Committee and a Compensation and Organization Committee. The members of the committees are elected at the Board's annual meeting immediately following KCSI's annual meeting of stockholders. During 2000, there were six meetings of the Executive Committee, five meetings of the Audit Committee, and five meetings of the Compensation and Organization Committee. All directors attended at least seventy-five percent of the total of all meetings of all committees on which they served during 2000, except for James E. Barnes, a former director, who attended two of four meetings held while he was a member of the Compensation Committee.


THE EXECUTIVE COMMITTEE

     The Executive Committee consists of KCSI's Chairman of the Board and three outside directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board for management of KCSI in all matters in which direction has not been specifically reserved by the full Board.

     The Executive Committee also serves as the Board's nominating committee and recommends to the Board suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board. The Chairman of the Board is a non-voting member with respect to nomination activities. As a part of its nominating duties, the Executive Committee may meet with and consider suggestions from Board members, management, consultants and others in formulating its recommendations. The Executive Committee generally will consider director nominees recommended by stockholders. Stockholders should see "Stockholder Proposals" and "Other Matters" below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCSI stockholders.

     The members of the Executive Committee are: Michael G. Fitt (Chairman), Michael R. Haverty, James R. Jones and Landon H. Rowland.

THE AUDIT COMMITTEE

     The Audit Committee consists of three outside directors elected by the Board of Directors to serve staggered three-year terms. The members of the Audit Committee are independent (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards. The Audit Committee meets with and considers suggestions from members of management and KCSI's internal audit staff, as well as KCSI's independent accountants, concerning the financial operations of KCSI. The Audit Committee also reviews the audited financial statements of KCSI and considers and recommends the appointment of and approves fee arrangements with independent accountants for audit functions and for advisory and other consulting services. The charter of the Audit Committee adopted by the Board of Directors is attached to this Proxy Statement as Appendix A.

     The members of the Audit Committee are: A. Edward Allinson, Michael G. Fitt and Byron G. Thompson (Chairman).

THE COMPENSATION AND ORGANIZATION COMMITTEE

     The Compensation and Organization Committee (the "Compensation Committee") consists of three outside directors (at least two of whom are considered to be "disinterested persons" as defined under applicable federal income tax and securities laws) elected by the Board to serve one-year terms. The Compensation Committee has the authority to: (a) authorize all salaries for certain KCSI and subsidiary company officers and supervisory employees; (b) administer the incentive compensation plans of KCSI and certain subsidiaries in accordance with the terms of those plans and determine any incentive allowances made to their officers and staff; (c) administer KCSI's Employee Stock Purchase Plan under which eligible employees of KCSI and its subsidiaries and certain affiliates are permitted to subscribe to and purchase shares of KCSI Common Stock through payroll deductions; (d) administer KCSI's 401(k) and Profit Sharing Plan and Employee Stock Ownership Plan; (e) act as KCSI's stock option plan committee and administer KCSI's stock option plans, in accordance with KCSI's Bylaws, the terms of the plan and the applicable laws; and (f) initiate, review and approve the succession plans and major organizational changes.

     The members of the Compensation and Organization Committee are: A. Edward Allinson, Michael G. Fitt and James R. Jones (Chairman).

     The Committee's report on executive compensation is set forth in the section under "Management Compensation."


COMPENSATION OF DIRECTORS

     Directors who are officers or employees of KCSI or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 2000 to any director or Named Executive Officer (as defined herein) of KCSI for service on any board of directors of any subsidiary of KCSI.

     The Outside Directors (those directors who are not employees of KCSI or its subsidiaries) are not paid any retainers for Board or committee membership. The Outside Directors are paid $4,000 for each Board meeting attended in person or $2,000 for telephone meetings. The Outside Directors are also paid $2,000 for each committee meeting attended in person or $1,000 for telephone meetings. The Chair of a committee receives an additional $500 for each committee meeting. The Outside Directors may also be granted awards, including among others, options to buy shares of KCSI Common Stock, pursuant to the 1991 Amended and Restated Stock Option and Performance Award Plan, as determined by the Committee (as defined in such plan). In addition, in connection with the Spin-off, Outside Directors (who were Outside Directors at the time of the Spin-off) were granted rights to purchase KCSI restricted shares and were granted options to purchase two shares of KCSI common stock for each restricted share purchased. See "Management Compensation -- Employment Agreements and Termination of Employment and Change in Control Arrangements with Named Executive Officers -- New Compensation Program."

     Directors of KCSI are permitted to defer receipt of directors' fees under an unfunded directors' deferred fee plan adopted by the Board of Directors, and either to receive interest on such fees until they have been paid to them or, in lieu of receiving interest, to have earnings on their deferred fees determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Corporation. The rate of interest to be paid under the KCSI plan is set at the prime rate of a certain national bank less one percent. Distributions under the plan are allowed in certain instances as approved by the Board of Directors. The KCSI deferred fee plan also allows the directors to elect to receive deferred amounts in installments payable over several years.

                                  AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE
-----------------------------

April 2, 2001

In accordance with the Audit Committee's written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussion referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

The Company is seeking bids from a number of independent accounting firms prior to selecting its auditors for the 2001 fiscal year. As of the date of this report, the Company has not made its selection.

The Audit Committee

         A. Edward Allinson
         Michael G. Fitt
         Byron G. Thompson, Chairman

PRINCIPAL ACCOUNTING FIRM FEES
------------------------------

     PricewaterhouseCoopers LLP served as KCSI's independent accountants for 2000. The following table sets forth the aggregate fees billed to KCSI for the fiscal year ended December 31, 2000 by PricewaterhouseCoopers LLP:

Audit Fees..................................................$  312,820
Financial Information Systems Design and
   Implementation Fees......................................         0
All Other Fees..............................................   736,589 (a)(b)
                                                            ----------
                                                            $1,049,409
--------------------
(a) Includes fees for debt offering, spin-off related services, tax services, other agreed upon procedures and other non-recurring projects.

(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

     One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.

                             MANAGEMENT COMPENSATION


COMPENSATION AND ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
------------------------------------------------------------------------

INTRODUCTION

     The Board of Directors believes that increasing the value of KCSI to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCSI's executives that provide substantial incentives to increase stockholder value while enabling KCSI to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the Outside Directors' compensation to stockholder value through stock options.

     The Committee seeks to align the interests of KCSI executives with the Board's overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in stockholder value. In designing those compensation packages, the Committee believes KCSI's compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCSI's executives should maintain a significant equity interest in KCSI, but that executives should earn such interest only if KCSI's stockholders also experience an increase in the value of their investment.

     The Committee has implemented this strategy through compensation packages that:

     o    Eliminate participation in any annual cash incentive program.

     o Provide stock-based incentives through awards of stock options that require, for the recipient to receive any benefits, market price increases in KCSI's Common Stock.

     o    Emphasize   long-term   stock   ownership   through  the   Committee's
          consideration of the retention of past KCSI stock-based awards in determining the levels of future stock-based grants.

The result is that a significant portion of these compensation packages is based upon at-risk components.

     The Committee has used this compensation strategy with all KCSI and KCSR executive officers who the Committee identifies as especially important to the long-term success of KCSI. KCSI had previously employed this strategy with these executives to cover a three-year period. In connection with the Spin-off, the Committee approved a compensation package for these executives which became effective upon the Spin-off.

     To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants. In addition to advising the Committee, the compensation consultants provide the Committee with surveys of compensation practices of selected industries and companies. The compensation surveys used to determine competitive market pay range focused on general industrial companies having the same level of revenues as KCSI and publicly traded railroads. These compensation surveys include some of the companies comprising the Dow Jones Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCSI or its operating units. The next section of this report details the compensation program for these executives.

COMPENSATION PACKAGE COMPONENTS

     BASE SALARY. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility based on competitive market practices as indicated in surveys utilized by the Committee, individual contribution and performance, level of responsibility, experience and KCSI's corporate performance. The Committee does not give any specific weighting to any of these factors.

     The Committee targets the 75th percentile of the observed competitive market practice in setting base salary levels. The Committee chooses such levels based on the fact such executives will not participate in any annual cash incentive plans and such executives have a higher risk (because of the use of the stock-based incentives) of not being compensated than they would if they had participated in the annual cash incentive program.

     Under the compensation package, which became effective upon the Spin-off, the base salaries of the executive officers that remained executive officers of KCSI after the Spin-off are frozen at the rates in effect for 1999 through December 31, 2001 and they will not participate in any KCSI incentive compensation plan during that period. In addition, such executive officers will not receive grants of stock-based or other long-term incentive compensation through December 31, 2001, except for the special grant of stock options in connection with the Spin-off. As part of a cost reduction plan announced by KCSI on March 26, 2001, KCSI will implement a voluntary, temporary annual salary reduction for middle and senior management and suspend temporarily certain benefits for its management employees. Each of the senior vice presidents and the Chief Executive Officer has agreed to a voluntary temporary salary reduction.

     STOCK COMPENSATION. The key component of the Committee's strategy is to make stock-based incentives a significant portion of the executives' total compensation package, primarily through stock options. By using primarily stock options, the Committee seeks to ensure that the executives will be compensated only if KCSI's stockholders also experience an increase in the value of their investment and that any such compensation is linked directly to such increases in KCSI's stock price.

     To determine how many options to grant in connection with the compensation packages, the Committee first considers each individual's targeted total compensation for the period in question using the compensation surveys mentioned above, including estimated potential earnings under KCSI's annual cash incentive compensation plan. Targeted total incentive compensation is approximately the total of the 75th percentile of the range of potential short-term incentives foregone plus median long-term incentive compensation shown in the observed market practices. These amounts are then adjusted by the Committee to take into account the individual's contribution and performance, level of responsibility, experience and KCSI's corporate performance. The Committee does not give any specific weighting to any of these factors. An option valuation model is utilized to calculate the risk-adjusted value of each stock option to determine the number of options to be awarded. Each executive's total option grant value is intended to cover the year or years to which the grant relates and to approximate the value of a competitive median long-term incentive opportunity plus the value of the foregone annual cash incentive opportunity.

     Consistent with the Committee's compensation strategy, on July 13, 2000, the executive officers were granted performance stock options, became eligible to purchase a specified number of restricted shares of KCSI Common Stock and were granted a specified number of options for each of the restricted shares purchased. The number of performance options granted, restricted shares available and the number of options granted in connection with restricted shares purchased were determined based on the compensation level of the executive. The performance stock options were structured to reward the executives only when KCSI's market value reached certain predetermined levels and remained at or above those levels for twenty consecutive trading days. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate above the average historical return of the S&P 500. The target stock prices established in the performance stock option grants have been met. The grants were intended to cover the period during which the executives do not participate in any KCSI incentive compensation plan and were designed to result in total compensation at the 75th percentile of the range of total compensation indicated in the surveys.

     Certain executives who continued as executives of Stilwell and not as officers or employees of KCSI after the Spin-off were granted standard options and/or performance stock options for KCSI Common Stock in connection with the Spin-off. The performance stock options were structured to reward such executives only when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if they remained employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price of KCSI Common Stock from the date of grant at a rate above the average historical return of the S&P 500 (see the footnotes to the Performance Graph below). The target stock prices established in the stock option grants for such executives were not met prior to the Spin-off. These options, which would not have become exercisable until May 5, 2001, expired at the time of the Spin-off and were replaced with options for shares of Stilwell common stock.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation package for Mr. Haverty, who has been the Chief Executive Officer of KCSI since the Spin-off, is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other executives of KCSI and KCSR discussed above. Under the compensation package for 2000 adopted by the Committee effective upon the Spin-off, Mr. Haverty's base salary was frozen at the rates in effect for 1999 through December 31, 2001 and he is not entitled to participate in any KCSI incentive compensation plan during that period. In addition, except for the special grant of stock options in connection with the Spin-off, Mr. Haverty will not receive grants of stock-based or other long-term incentive compensation from the effective date of the compensation package through December 31, 2001. As part of a cost reduction plan announced by KCSI on March 26, 2001, Mr. Haverty has agreed to a voluntary temporary reduction of his annual salary by 15%.

     The options and restricted stock awarded to Mr. Haverty during 2000 have the same terms as the options and restricted stock awarded the other KCSI and KCSR executive officers. The number of such options and shares of restricted stock was determined using the same methods used for the other executives of KCSI and KCSR discussed above.

     With respect to Mr. Rowland, who was the Chief Executive Officer of KCSI during 2000 until the time of the Spin-off, no new compensation program was put into place for 2000 by the Committee. Mr. Rowland's base salary for 2000, while acting as the Chief Executive Officer of KCSI, remained frozen at the rate in effect from 1997 through 1999. In addition, during such time, Mr. Rowland was not entitled to participate in any KCSI annual cash incentive compensation plans, but continued to participate in other benefit plans or programs of KCSI generally available to executive employees. In view of Mr. Rowland's employment changing from KCSI to Stilwell, Mr. Rowland was granted a standard additional grant of options, and a grant of performance stock options, for KCSI Common Stock in connection with the Spin-off. The performance stock options were structured to reward Mr. Rowland only when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if he remained employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price of KCSI Common Stock from the date of grant at a rate above the average historical return of the S&P 500 (see the footnotes to the Performance Graph below). The target stock prices established in the stock option grants for Mr. Rowland were not met prior to the Spin-off. These options, which would not have become exercisable until May 5, 2001, expired at the time of the Spin-off and were replaced with options for shares of Stilwell common stock.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the executive officers listed in the summary compensation table (the "Named Executive Officers") unless it is "performance-based."

     Except as  otherwise  set forth,  the  Committee  intends  to  qualify  all compensation expense as deductible for federal income tax purposes. The compensation packages of the Named Executive Officers include base salary and stock compensation, and the highest total base salary is within the $1 million limit. The stock compensation awarded to those officers has the potential to result in total compensation in excess of the $1 million limit of Section 162(m). Except with respect to certain stock options granted in 2000 to Mr. Haverty as part of his executive compensation package, KCSI believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation expense that KCSI may incur as a result of awards under its stock option and incentive compensation plans qualifies as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes. Mr. Haverty has indicated that he intends to manage the exercise of such options so that the number of options he exercises in any given year will not result in his total compensation exceeding the $1 million limit of
Section 162(m).

     The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

The Compensation and Organization Committee.

         A. Edward Allinson
         Michael G. Fitt
         James R. Jones, Chairman

STOCK PERFORMANCE GRAPH
-----------------------

     The following graph shows the changes in value over the five years ending December 31, 2000 of an assumed investment of $100 in: (i) KCSI's Common Stock;
(ii) the stocks that comprise the Dow Jones Transportation Average Index (1); and (iii) the stocks that comprise the S&P 500 Index(2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested. The 2000 dividend includes the Stilwell Financial Inc. stock dividend distributed on July 12, 2000, which for purposes of this graph and table was treated as a cash dividend and as reinvested.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                           RELATIVE MARKET PERFORMANCE
                             TOTAL RETURN 1996-2000




         [Graphic presentation of Stock Performance Graph appears here]




YEAR ENDED DECEMBER 31,                  1995         1996        1997        1998         1999         2000
----------------------------------------------------------------------------------------------------------------

KCSI Total Return                      $100.00      $ 99.22     $211.40     $328.82      $500.31     $1,017.36

Dow Jones Transportation
Average Total Return                   $100.00      $114.84     $170.05     $165.88      $158.39     $  159.02


S&P 500 Index Total Return             $100.00      $122.96     $163.98     $210.84      $255.22     $  231.98
----------------------------------------------------------------------------------------------------------------

(1) The Dow Jones Transportation Average is an index prepared by Dow Jones & Co., Inc., an independent company.
(2) The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor's Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.


SUMMARY COMPENSATION TABLE
--------------------------

     The Summary Compensation Table shows certain information concerning the compensation earned in the fiscal years ended December 31, 2000, 1999 and 1998 by (a) the current Chief Executive Officer of KCSI, (b) the four other most highly compensated current executive officers of KCSI, (c) Landon H. Rowland, the former Chief Executive Officer (until July 12, 2000, the date of the Spin-off), and (d) Joseph D. Monello and Danny R. Carpenter, each of whom served as an executive officer of KCSI until the date of the Spin-off and each of whom, but for the fact that he was not serving as an executive officer of KCSI on December 31, 2000, would have been included in the summary compensation table for the year ended December 31, 2000 based upon the total salary and bonus for 2000 (collectively, the "Named Executive Officers"). The table shows amounts earned by such persons for all services rendered in all capacities to KCSI and its subsidiaries during the past three years.



                                                                                               LONG-TERM
                                           ANNUAL COMPENSATION                            COMPENSATION AWARDS
                             ------------------------------------------   ----------------------------------------------------------
                                                                                              SECURITIES
                                                             OTHER           RESTRICTED       UNDERLYING
                                                             ANNUAL       STOCK AWARDS($)(1)  OPTIONS/SARS            ALL OTHER
         NAME AND                       SALARY      BONUS  COMPENSATION                          (#)                COMPENSATION
    PRINCIPAL POSITION         YEAR      ($)         ($)      ($)                        KCSI(2)      STILWELL(3)        ($)
------------------------------------------------------------------------------------------------------------------------------------

Michael R. Haverty             2000     608,652       ---         ---        49,500    1,189,366      1,888,106       16,484(4)
  Chairman of the Board,       1999     608,652       ---         ---           ---        2,032          ---         18,952
  President and Chief          1998     500,204       ---         ---           ---       44,130          ---         16,000
  Executive Officer
Gerald K. Davies               2000     300,000       ---         ---        19,250      462,595        102,374       14,852(5)
  Executive Vice President     1999     300,000       ---         ---           ---       25,000          ---         18,952
  and Chief Operating          1998       N/A         N/A         ---           ---          N/A          ---           N/A
  Officer
 Robert H. Berry               2000     235,008       ---         ---        12,000      288,409        484,706       14,852(6)
  Senior Vice President        1999     235,008       ---         ---           ---          572           ---        18,952
  and Chief Financial          1998     206,208       ---         ---           ---       10,199           ---        18,952
  Officer
Richard P. Bruening            2000     208,008       ---        6,829(7)     8,000      192,332        577,506       14,852(7)
  Senior Vice President,       1999     208,008       ---        6,829          ---          470           ---        18,952
  General Counsel and          1998     186,000     283,503      6,829          ---       10,075           ---        18,784
  Corporate Secretary
Louis G. Van Horn              2000     158,004       ---         ---         5,500      132,113        205,552       14,353(8)
  Vice President and           1999     158,004       ---         ---           ---          124           ---        18,453
  Comptroller                  1998     140,400       ---         ---           ---        4,402           ---        18,236

Landon H. Rowland              2000     399,194(9)    ---       59,708(10)      ---      116,713      5,942,492       19,353(9)(10)
  Director and Former          1999     750,000       ---       46,067          ---          ---           ---       105,490
  Chief Executive Officer      1998     750,000       ---       53,877          ---        3,069           ---        26,632
Joseph D. Monello              2000     319,355(9)    ---         ---           ---       78,750      1,115,223      103,353(9)(11)
  Former Vice President and    1999     600,000       ---         ---           ---          ---           ---        45,668
  Chief Financial Officer      1998     250,008       ---         ---           ---       32,500           ---        43,754
Danny R. Carpenter             2000     175,645(9)    ---         ---           ---       40,680        754,829       19,353(9)(12)
  Former Vice President-       1999     330,000       ---         ---           ---          490           ---        17,815
  Finance                      1998     190,008       ---         ---           ---       15,741           ---        16,000

-----------------------------------------------------------------------------------------------------------------------------------

(1) The number and value of the aggregate restricted stock holdings of each of the Named Executive Officers at t he end of fiscal year 2000 are as follows: Mr. Haverty - 99,000 shar e s with a value of $433,620; Mr. Davies
     - 38,500 shares with a value o f $168,630; Mr. Berry - 24,000 shares with a value of $105,120; Mr. Bruening - 16,000 shares with a value of $70,080; Mr. Van Horn - 11,0 0 0 shares with a value of $48,180. The value (net of any consideratio n paid by such Named Executive Officers) of these restricted shar e s is based on the closing market price of KCSI Common Stock on Decembe r 29, 2000. Dividends will only be paid on the restricted stock when, a s and if declared and paid on KCSI Common Stock. Messrs. Rowland, Monell o and Carpenter held no restricted shares of KCSI Common Stock at the en d of fiscal year 2000.

(2) Option grant information for options t o purchase KCSI Common Stock is provided on a post-reverse stock split basis.

(3) Shares of Stilwell common stock under l ying options granted by Stilwell in connection with the Spin-off, as p art of an equitable adjustment of KCSI options granted prior to the Spi n -off. Of these Stilwell shares, the number of Stilwell shares underly i ng Stilwell options which relate to KCSI options granted to the Named E xecutive Officers in 2000 are as follows: Mr. Haverty - 5,462; Mr. D a vies - 2,374; Mr. Berry - 1,634; Mr. Bruening - 1,326; Mr. Van Horn - 450; Mr. Rowland - 481,850; Mr. Monello - 325,223; and Mr. Carpente r - 167,907. The remainder of the Stilwell shares included in this colum n underlie Stilwell options which relate to KCSI options granted to the Named Executive Officers in prior years.

(4) All other compensation for Mr. Haverty for 2000 is comprised of: (a) a contribution to his account under the KCSI ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; (c) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552; and (d) medical and dental premiums of $1,632.

(5) All other compensation for Mr. Davies for 2000 is comprised of: (a) a contribution to his account under the KCSI ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; and (c) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552.

(6) All other compensation for Mr. Berry for 2000 is comprised of: (a) a contribution to his account under the KCSI ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; and (c) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552.

(7) All other compensation for Mr. Bruening for 2000 is comprised of: (a) a contribution to his account under the KCSI ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; and (c) premiums on group term life insurance of $2,160, accidental death and dismemberment insurance of $240 and long-term disability insurance of $552. Other annual compensation for Mr. Bruening includes premiums on life insurance policy of $6,829.

(8) All other compensation for Mr. Van Horn for 2000 is comprised of: (a) a contribution to his account under the KCSI ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; and (c) premiums on group term life insurance of $1,711, accidental death and dismemberment insurance of $190 and long-term disability insurance of $552.

(9)  Amount earned through July 12, 2000, the date of the Spin-off.

(10) All other compensation for Mr. Rowland for 2000 is comprised of: (a) a contribution to his account under the Stilwell ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; (c) premiums on group term life insurance of $1,500.96, accidental death and dismemberment insurance of $127.80 and long-term disability insurance of $723.96; and (d) a contribution to his account under Stilwell's profit sharing plan of $5,100. Other annual compensation for Mr. Rowland includes:
     (a) premiums on disability and life insurance policy of $58,151; (b) reimbursement of expenses for use of personal automobile of $557; and (c) payment of tax consultant fees of $1,000.

(11) All other compensation for Mr. Monello for 2000 is comprised of: (a) a contribution to his account under the Stilwell ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; (c) premiums on group term life insurance of $1,500.96, accidental death and dismemberment insurance of $127.80 and long-term disability insurance of $723.96; (d) a contribution to his account under Stilwell's profit sharing plan of $5,100; and (e) an amount paid out to him pursuant to the KCSI Executive Plan of $84,000.

(12) All other compensation for Mr. Carpenter for 2000 is comprised of: (a) a contribution to his account under the Stilwell ESOP of $6,800; (b) a contribution to his account under KCSI's 401(k) plan of $5,100; (c) premiums on group term life insurance of $1,500.96, accidental death and dismemberment insurance of $127.80 and long-term disability insurance of $723.96; and (d) a contribution to his account under Stilwell's profit sharing plan of $5,100.


KCSI OPTION/SAR GRANTS IN LAST FISCAL YEAR
------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF
                                                                                         STOCK PRICE APPRECIATION FOR
                                  INDIVIDUAL GRANTS                                             OPTION TERM(3)
-------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF          % OF TOTAL       EXERCISE
                           SECURITIES        OPTIONS/SARS       OR BASE
                           UNDERLYING         GRANTED TO         PRICE
                          OPTIONS/SARS       EMPLOYEES IN       ($ PER      EXPIRATION
      NAME                  GRANTED (#)       FISCAL YEAR(1)     SHARE)(2)      DATE        5% ($)            10% ($)
------------------------------------------------------------------------------------------------------------------------

Michael R. Haverty             1,366(4)            *           $5.1637       02/28/10           4,436            11,242
                           1,188,000(7)         20.4%          $5.75         07/12/10       4,295,979        10,886,855
Gerald K. Davies                 595(5)            *           $5.1637       02/28/10           1,932             4,897
                             462,000(7)           7.9%         $5.75         07/12/10       1,670,659         4,233,777
Robert H. Berry                  409(6)            *           $5.1637       02/28/10           1,328             3,366
                             288,000(7)           4.9%         $5.75         07/12/10       1,041,450         2,639,238
Richard P. Bruening              332(4)            *           $5.1637       02/28/10           1,078             2,732
                             192,000(7)           3.3%         $5.75         07/12/10         694,300         1,759,492
Louis G. Van Horn                113(4)            *           $5.1637       02/28/10             367               930
                             132,000(7)           2.3%         $5.75         07/12/10         477,331         1,209,651

Landon H. Rowland              1,162(4)            *           $5.1637       02/28/10           3,774             9,563
                             115,551(8)           2.0%         $4.4504       07/13/00          N/A(8)            N/A(8)
Joseph D. Monello             78,750(8)           1.3%         $4.4504       07/13/00          N/A(8)            N/A(8)
Danny R. Carpenter               679(4)            *           $5.1637       02/28/10           2,205             5,588
                              40,001(8)            *           $4.4504       07/13/00          N/A(8)            N/A(8)

------------------------------------------------------------------------------------------------------------------------

* Less than one percent of the total options granted.

(1) Total options granted in 2000 to eligible employ ees of KCSI and its subsidiaries covered a total of 5,836,423 shares of KCSI Common Stock.

(2) Average of the high and low prices of the KCSI Co mmon Stock on the date of grant as reported on the New York Stock Exchange.

(3) The 5% and 10% assumed annual rates of co mpounded stock price appreciation are mandated by rules of the Sec urities and Exchange Commission and do not represent our estimate o r projection of future prices of KCSI's Common Stock. The actual value r ealized may be greater or less than the potential realizable values set forth in the table.

(4) The options were granted on March 1, 2000 under K CSI's 1991 Amended and Restated Stock Option and Performance Award Plan (the "1991 Plan") in connection with KCSI's Executive Plan and were immediately exercisable. Participants in KCSI's Executive Plan may elect cash or non-qualified stock options with an estimated value (using the Black-Scholes valuation model) equal to 125% of the annual cash benefit. Limited stock appreciation rights ("LSARs") were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan). All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(5) The options were granted under the 1991 Plan in connection with KCSI's Executive Plan. These options were granted on March 1, 2000. Options for 149 shares become exercisable on June 23, 2001. Options for 149 shares become exercisable on June 23, 2002. Options for 297 shares become exercisable on June 23, 2003. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan). All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(6) The options were granted under the 1991 Plan in connection with KCSI's Executive Plan. These options were granted on March 1, 2000. Options for 102 shares were immediately exercisable. Options for 102 shares became exercisable on June 23, 2000. Options for 205 shares become exercisable on June 23, 2001. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan). All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(7) These options were granted in relation to the new compensation program adopted by KCSI. Certain of these options become exercisable three years after the date of grant and, certain of these options are subject to performance-based conditions to exercisability which have been met and such performance stock options become exercisable on July 13, 2001. See "--Employment Agreements and Termination of Employment and Change in Control Arrangements with Named Executive Officers--New Compensation Program."

(8) These options, which would not have become exercisable until May 5, 2001, expired at the time of the Spin-off and were replaced with options for shares of Stilwell common stock.

2000 AGGREGATED KCSI OPTION EXERCISES AND YEAR-END OPTION VALUES(1)
----------------------------------------------------------------

     The following table sets forth information with respect to the aggregate KCSI option exercises during 2000 by the Named Executive Officers and the number and value of options held by such officers as of December 31, 2000.

------------------------ -------------------- ------------------ ---------------------- ----------------------
                                                                       NUMBER OF
                                                                      SECURITIES              VALUE OF
                                                                      UNDERLYING             UNEXERCISED
                                                                      UNEXERCISED           IN-THE-MONEY
                                                                    OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                    FISCAL YEAR-END        FISCAL YEAR-END
                                                                          (#)                  ($)(2)
                                SHARES              VALUE
                             ACQUIRED ON          REALIZED           EXERCISABLE/           EXERCISABLE/
       NAME                 EXERCISE (#)           ($)(3)            UNEXERCISABLE          UNEXERCISABLE
------------------------ -------------------- ------------------ ---------------------- ----------------------
Michael R. Haverty               472,029          2,111,562           0/1,188,000            0/5,013,360
Gerald K. Davies                  25,000             68,693             0/462,595             0/1,952,498
Robert H. Berry                  120,000            515,980           340/288,840          1,960/1,220,956
Richard P. Bruening                  N/A                N/A         144,377/192,000       1,297,310/810,239
Louis G. Van Horn                    N/A                N/A         51,390/132,000         455,816/557,041

Landon H. Rowland              1,385,732         12,407,583              0/0                     0/0
Joseph D. Monello                100,000            603,590            97,501/0               822,011/0
Danny R. Carpenter                   N/A                N/A            147,410/0             1,300,807/0
------------------------ -------------------- ------------------ ---------------------- ----------------------

(1)  All information is provided on a post-reverse stock split basis.

(2) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCSI Common Stock underlying the options on December 29, 2000 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.

(3) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCSI Common Stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

STILWELL OPTION/SAR GRANTS IN LAST FISCAL YEAR
----------------------------------------------

     In connection with the Spin-off and as part of an equitable adjustment of KCSI non-qualified stock options previously granted and outstanding as of June 28, 2000 (the record date for the Spin-off), the exercise price of such options was adjusted as allowed by the 1991 Plan and holders of such options received separately exercisable options to purchase Stilwell common stock ("Stilwell options") in the proportion of two Stilwell options for each KCSI non-qualified stock option held.

     The following table sets forth information with respect to Stilwell options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2000 in connection with the Spin-off.


-------------------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL RATES OF
                                                                                        STOCK PRICE APPRECIATION FOR
                                INDIVIDUAL GRANTS                                              OPTION TERM(3)
----------------------------------------------------------------------------------  -------------------------------------
                         NUMBER OF       % OF TOTAL      EXERCISE
                         SECURITIES     OPTIONS/SARS      OR BASE
                         UNDERLYING      GRANTED TO        PRICE
                        OPTIONS/SARS    EMPLOYEES IN      ($ PER     EXPIRATION
         NAME           GRANTED (#)    FISCAL YEAR(1)    SHARE)(2)      DATE          0% ($)       5% ($)      10% ($)
-------------------------------------------------------------------------------------------------------------------------

Michael R. Haverty         528,000        3.2%         $  6.1847      05/14/05    20,626,478    26,975,525    34,594,353
                           900,000        5.4%         $  7.4256      11/05/05    34,041,960    46,137,162    61,000,662
                           270,000        1.6%         $  6.9716      01/24/06    10,335,168    14,095,708    18,754,457
                           176,518        1.1%          $20.4911      11/16/08     4,370,392     8,375,582    14,051,817
                             8,126          *           $21.3084      01/25/09       194,549       383,526       653,520
                             5,462          *           $39.7716      02/28/10        29,923       178,928       403,976

Gerald K. Davies           100,000          *           $23.1244      12/31/09     2,212,560     4,880,674     8,878,050
                             2,374          *           $39.7716      02/28/10        13,006        77,769       175,584

Robert H. Berry            440,000        2.6%          $10.3212      06/29/07    15,368,672    23,474,041    34,257,629
                            40,790          *           $20.4911      11/16/08     1,009,916     1,935,440     3,247,111
                             2,282          *           $21.3084      01/25/09        54,635       107,705       183,526
                             1,634          *           $39.7716      02/28/10         8,952        53,528       120,853

Richard P. Bruening         36,000          *          $  2.9309      03/31/02     1,523,488     1,661,775     1,804,547
                            48,000          *          $  3.6573      12/11/01     1,996,450     2,152,265     2,311,230
                            48,000          *          $  4.5452      01/27/03     1,953,830     2,235,596     2,538,226
                            24,000          *          $  7.9099      03/30/04       896,162     1,114,199     1,362,737
                            18,000          *          $  5.4381      01/18/05       716,614       916,593     1,152,829
                           360,000        2.2%         $  7.4256      11/05/05    13,616,784    18,454,865    24,400,265
                            40,300          *          $ 20.4911      11/16/08       997,784     1,912,190     3,208,105
                             1,880          *          $ 21.3084      01/25/09        45,010        88,731       151,196
                             1,326          *          $ 39.7716      02/28/10         7,264        43,438        98,073

Louis G. Van Horn            4,000          *          $  4.5452      01/27/03       162,819       186,300       211,519
                            24,000          *          $  7.1532      01/26/04       914,323     1,116,550     1,344,341
                             9,000          *          $  5.4381      01/18/05       358,307       458,296       576,414
                           150,000          *          $  7.4256      11/05/05     5,673,660     7,689,527    10,166,777
                            17,606          *          $ 20.4911      11/16/08       435,905       835,385     1,401,536
                               496          *          $ 21.3084      01/25/09        11,875        23,410        39,890
                               450          *          $ 39.7716      02/28/10         2,465        14,741        33,283


Landon H. Rowland          642,366        3.9%         $  1.4201      12/17/00    28,154,838    28,756,621    29,342,003
                         3,408,000       20.5%         $  2.1087      12/11/01   147,025,550   158,088,478   169,374,958
                           480,000        2.9%         $  3.6573      12/11/01    19,964,496    21,522,655    23,112,300
                           918,000        5.5%         $  8.0209      11/13/06    34,176,314    49,207,250    68,577,927
                            12,276          *          $ 13.7566      01/27/08       386,613       632,055       966,450
                             4,648          *          $ 39.7716      02/28/10        25,464       152,262       343,772
                           443,957        2.7%         $ 34.2780      06/03/03     4,871,096     9,105,289    13,971,015
                            33,245          *          $ 34.2780      05/04/10       364,764     1,290,593     2,699,577

Joseph D. Monello           60,000          *          $  7.9099      03/30/04     2,240,406     2,785,497     3,406,842
                           600,000        3.6%         $  7.4256      11/05/05    22,694,640    30,758,108    40,667,108
                           130,000          *          $ 20.4911      11/16/08     3,218,657     6,168,355    10,348,725
                           309,737        1.9%         $ 34.2780      06/03/03     3,398,434     6,352,518     9,747,206
                            15,486          *          $ 34.2780      05/04/10       169,912       601,177     1,257,502

Danny R. Carpenter          60,000          *          $  6.7093      06/29/03     2,312,442     2,897,541     3,572,474
                            54,000          *          $  7.1532      01/26/04     2,057,227     2,512,238     3,024,767
                            18,000          *          $  5.4381      01/18/05       716,614       916,593     1,152,829
                           390,000        2.3%         $  7.4256      11/05/05    14,751,516    19,992,770    26,433,620
                             2,962          *          $ 13.7566      01/27/08        93,283       152,505       233,189
                            60,000          *          $ 20.4911      11/16/08     1,485,534     2,846,933     4,776,334
                             1,960          *          $ 21.3084      01/25/09        46,926        92,507       157,630
                             2,714          *          $ 39.7716      02/28/10        14,868        88,907       200,731
                           165,193        1.0%         $ 34.2780      06/03/03     1,812,498     3,388,008     5,198,508
-------------------------------------------------------------------------------------------------------------------------

* Less than one percent of the total options granted in connection with the Spin-off relating to outstanding KCSI options.

(1) Total Stilwell options granted in 2000 in connection with the Spin-off relating to outstanding KCSI options covered a total of 16,662,762 shares of Stilwell common stock.

(2) Average of the high and low prices of the KCSI Common Stock on the date of grant of the related option for KCSI Common Stock as reported on the New York Stock Exchange adjusted for the Spin-off of Stilwell. All of the Stilwell options were granted on July 12, 2000. The closing market price of Stilwell common stock on that date was $45.25.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of future prices of Stilwell's common stock. The actual value realized may be greater or less than the potential realizable values set forth in the table. The values in these columns were calculated based on a market price for Stilwell shares of $45.25 on July 12, 2000, the date of grant of the Stilwell options.


2000 AGGREGATED STILWELL OPTION EXERCISES AND YEAR-END OPTION VALUES
--------------------------------------------------------------------

     The following table sets forth information regarding the shares of Stilwell common stock received upon exercise of Stilwell options by the Named Executive Officers in 2000, the aggregate dollar value realized upon exercise and the value of unexercised options to purchase Stilwell common stock held by the Named Executive Officers as of December 31, 2000.

---------------------- -------------------- ------------------ ---------------------- --------------------------
                                                                     NUMBER OF
                                                                    SECURITIES                VALUE OF
                                                                    UNDERLYING               UNEXERCISED
                                                                    UNEXERCISED             IN-THE-MONEY
                                                                  OPTIONS/SARS AT          OPTIONS/SARS AT
                                                                  FISCAL YEAR-END          FISCAL YEAR-END
                                                                        (#)                    ($)(1)
                             SHARES               VALUE
                           ACQUIRED ON          REALIZED           EXERCISABLE/             EXERCISABLE/
       NAME               EXERCISE (#)           ($)(2)            UNEXERCISABLE            UNEXERCISABLE
---------------------- -------------------- ------------------ ---------------------- --------------------------

Michael R. Haverty             450,000         18,071,595            1,438,106/0             44,965,176/0
Gerald K. Davies                50,000          1,186,030           50,000/2,374             861,030/1,362
Robert H. Berry                400,000         14,477,970           81,352/3,354           2,005,286/49,885
Richard P. Bruening            374,000         15,737,174            203,506/0               6,103,765/0
Louis G. Van Horn               28,000          1,199,642            177,552/0               5,611,319/0

Landon H. Rowland              642,366         23,818,867        4,822,924/477,202      177,921,995/2,895,184
Joseph D. Monello              259,998         11,877,394         530,002/325,223       15,748,833/1,973,127
Danny R. Carpenter                 N/A                N/A         589,636/165,193       18,586,244/1,002,225
---------------------- -------------------- ------------------ ---------------------- --------------------------

(1) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Stilwell common stock underlying the options on December 29, 2000 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.

(2) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Stilwell common stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
-------------------------------------------------------------------------
ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS
-------------------------------------------

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

     Each of the Named Executive Officers (except Messrs. Rowland, Monello and Carpenter) is currently a party to an employment agreement with KCSI. The employment agreements entered into between KCSI and each of Messrs. Rowland, Monello and Carpenter terminated effective as of the Spin-off. The following discussion describes employment agreements in effect in 1999 and which currently remain in effect until terminated or modified. Mr. Bruening is retiring effective April 1, 2001.

     KCSI and KCSR entered into an Amended and Restated Employment Agreement with Mr. Haverty and an Employment Agreement with Mr. Davies, each effective January 1, 1999. KCSI and Kansas City Southern Lines, Inc. (which was merged into KCSI effective as of December 31, 2000) entered into Amended and Restated Employment Agreements, effective January 1, 1999, with each of Messrs. Berry, Bruening and Van Horn. Mr. Haverty's employment agreement provides for his continued employment as President and Chief Executive Officer of KCSR. KCSI also agreed to continue to cause Mr. Haverty to be elected and retained as a director of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director of KCSI. Mr. Davies' employment agreement provides for his employment as Executive Vice President and Chief Operating Officer of KCSR. Mr. Berry's employment agreement provides for his continued employment as Senior Vice President and Chief Financial Officer of KCSR. Mr. Bruening's employment agreement provides for his continued employment as Senior Vice President and General Counsel of KCSI. Mr. Van Horn's employment agreement provides for his continued employment as Vice President and Comptroller of KCSR and KCSI. Each of these employment agreements is subject to termination under certain circumstances.

     Pursuant to their respective employment agreements, Messrs. Haverty, Davies, Berry, Bruening and Van Horn receive as compensation for their services an annual base salary at the rate approved by the Compensation Committee, which for 1999 was set at $600,000 for Mr. Haverty, $300,000 for Mr. Davies, $235,008 for Mr. Berry, $208,008 for Mr. Bruening and $158,004 for Mr. Van Horn. These salaries are frozen at the rates in effect for 1999 through December 31, 2001 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR, with respect to Messrs. Haverty and Davies, and by KCSI applicable to all officers of KCSI, with respect to Messrs. Berry, Bruening and Van Horn. Effective March 26, 2001, each of Messrs. Haverty, Davies, Berry and Van Horn has agreed to a voluntary temporary salary reduction. Mr. Haverty has agreed to a 15% reduction, each of Messrs. Davies and Berry has agreed to a 7% reduction, and Mr. Van Horn has agreed to a 3% reduction. Neither Mr. Haverty nor Mr. Davies was entitled to participate in any KCSI or KCSR incentive compensation plans for 2000, but both are eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. Messrs. Berry, Bruening and Van Horn were not entitled to participate in any KCSI incentive compensation plans for 2000, but were eligible to participate in other benefit plans or programs generally available to executive employees of KCSI. Each of the employment agreements provides that the value of the respective Named Executive Officer's annual compensation is fixed at a percentage of base salary for purposes of cash compensation benefit plans as follows: 167.76% for Mr. Haverty; 175% for each of Messrs. Davies, Berry and Bruening and 145% for Mr. Van Horn.

     In the event of termination without cause by KCSI or KCSR, as applicable, each of Messrs. Haverty, Davies, Berry, Bruening and Van Horn would be entitled to twelve months of severance pay at an annual rate equal to his base salary and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. In the year in which termination occurs, each of Messrs. Haverty, Davies, Berry, Bruening and Van Horn would remain eligible to receive benefits under the KCSI
Incentive Compensation Plan, if any, and the KCSI Executive Plan. After termination, the officers would not be entitled to accrue or receive benefits under any other employee benefit plan, except the officers would be entitled to participate in the KCSI 401(k) and Profit Sharing Plan and The KCSI Employee Stock Ownership Plan in the year of termination if such officer were to meet the requirements for participation in such termination year. In addition, Mr. Davies' employment agreement provides that if he terminates his employment agreement within 90 days after Mr. Haverty has discontinued all association with KCSI and KCSR or within 90 days after there is any significant reduction in his responsibilities for KCSR, he shall be entitled to the payments and benefits described above as if terminated by KCSR other than for cause. As part of his employment agreement, each of Messrs. Haverty, Davies, Berry, Bruening and Van Horn has agreed not to use or disclose any trade secret of KCSI or KCSR, as applicable (as defined in his employment agreement), after any termination of his employment and shall, immediately upon termination of employment, return to KCSI or KCSR, as applicable, any trade secrets in his possession which exist in tangible form.

     If there were a change in control of KCSI (as defined in the officer's employment agreement) during the term of that employment agreement, that officer's employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in his employment agreement). During that three-year period, salary would be paid at a rate not less than twelve times the highest monthly base salary paid or payable to that officer in the twelve months immediately prior to the change in control. During that three-year period, the officer also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCSI or KCSR, as applicable, generally, would be eligible to participate in any KCSI incentive compensation plan and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the difference between the fair market value of the shares of Common Stock underlying the non-vested options and the exercise price of such options. If the amounts payable during that three-year period were discretionary, the benefits continued would not be less than the average annual amount for the three years prior to the change in control and incentive compensation would not be less than 75% of the maximum amount which could have been paid to the officer under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans, the officer would be entitled to a discounted cash payment of amounts to which he would be entitled. The officer's employment may be terminated after the control change date, but where it were other than "for cause" (as defined in his employment agreement), he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to a percentage (167.67% for Mr. Haverty, 175% for each of Messrs. Davies, Berry and Bruening, and 180% for Mr. Van Horn) of three times his annual base salary for each of Messrs. Haverty, Davies, Berry and Bruening, and two times his annual base salary for Mr. Van Horn, continuation or payment of benefits for a three-year period at levels in effect on the control change date and certain health, prescription and dental benefits until attainment of age 60, and certain health and prescription benefits for the remainder of his life unless such benefits are otherwise provided by a subsequent employer. Each of the officers is also permitted to resign employment after a change in control upon "good reason" (as that term is defined in his employment agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated. The employment agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the agreements were determined to involve "parachute payments" under Section 4999 of the Internal Revenue Code.

NEW COMPENSATION PROGRAM

     In connection with the Spin-off, KCSI adopted a compensation program (the "Compensation Program") for management employees and Outside Directors which became effective upon the Spin-off. Under the Compensation Program, the base salaries of the Named Executive Officers that remained officers of KCSI after the Spin-off are frozen at the rates in effect for 1999 through December 31, 2001 and they will not participate in any KCSI incentive compensation plan during that period. In addition, such Named Executive Officers will not receive grants of stock-based or other long-term incentive compensation through December 31, 2001, except for the special grant of stock options described below in connection with the Spin-off. Under the Compensation Program, on July 13, 2000, such Named Executive Officers and certain other senior management employees were granted performance stock options, became eligible to purchase a specified number of restricted shares of KCSI Common Stock, and were granted a specified number of options for each of the restricted shares purchased. Effective March 26, 2001, Messrs. Haverty, Davies, Berry and Van Horn agreed to voluntary temporary salary reductions.

     The performance stock options have an exercise price of $5.75, which is the mean price of KCSI Common Stock trading on the New York Stock Exchange on July 13, 2000. The options will expire at the end of ten years, subject to earlier termination in the event of termination of employment, disability, retirement, death or failure to achieve the stock price thresholds within three years. The options will vest and become exercisable in equal installments as KCSI's stock price achieves thresholds (and maintains those thresholds for 20 consecutive trading days) that reflect incremental 15% compounded increases from the stock price on the date of grant. One third of those options becomes exercisable upon meeting each threshold. All performance thresholds have been met and these performance stock options will all become exercisable on July 13, 2001. Vesting will accelerate in the event of a board-approved change in control of KCSI, death or disability. The number of performance stock options to purchase shares of KCSI Common Stock granted to such Named Executive Officers were as follows:
Mr. Haverty - 990,000; Mr. Davies - 385,000; Mr. Berry - 240,000; Mr. Bruening - 160,000 and Mr. Van Horn - 110,000.

     Under the management investment component of the Compensation Program, all management employees and Outside Directors (who were Outside Directors at the time of the Spin-off) were granted rights to purchase a specified number of restricted shares of KCSI Common Stock and were granted a specified number of options in connection with each restricted share purchased. The number of shares available and the number of options granted in connection with shares purchased was based on the compensation level of the employee. The number of shares available for purchase and purchased by each such Outside Director was 3,000, with two options granted in connection with each share purchased. Each such Named Executive Officer purchased the full amount of restricted shares offered to him under the Compensation Program, at a price of $5.75 per share as follows:
Mr. Haverty - 99,000 shares; Mr. Davies - 38,500 shares; Mr. Berry - 24,000 shares; Mr. Bruening - 16,000 shares and Mr. Van Horn - 11,000 shares. Each such Outside Director purchased 3,000 shares of KCSI restricted stock at a price of $5.75 per share. Shares purchased pursuant to these rights were deposited with KCSI and are restricted from sale or transfer for a period of three years. Such restriction will be lifted upon termination of a Named Executive Officer's or Outside Director's affiliation with KCSI. For each restricted share purchased, such Named Executive Officer or Outside Director, as applicable, received options for two shares of KCSI Common Stock with an exercise price of $5.75. Any management investment rights not exercised at the time of the Spin-off were forfeited. If any such Named Executive Officer or Outside Director voluntarily resigns or is terminated prior to the end of the restriction period, the matching options will be forfeited. The matching options become exercisable three years after the date of grant. Vesting of the matching options will accelerate in the event of a board-approved change in control of KCSI, death, disability or retirement. The options expire at the end of ten years, subject to earlier termination as provided in the option agreements. KCSI provided sixty-day loans to certain of the Named Executive Officers and Outside Directors in connection with the purchase of the restricted shares. The Named Executive Officers and Outside Directors taking those loans were required to sign recourse promissory notes and pledge the shares for repayment of the loans. All of those loans have been repaid in full.

INDEMNIFICATION AGREEMENTS

     In 1987 and at subsequent times, KCSI entered into indemnification agreements with its officers and, as approved by KCSI's stockholders at the 1987 Annual Meeting, its directors. Such agreements are intended to supplement KCSI's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCSI's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCSI. The indemnification agreements provide for prompt indemnification "to the fullest extent permitted by law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer is a witness or other participant, or to which the director or officer is a party, by reason (in whole or in part) of service in certain capacities. Under the indemnification agreements, KCSI's determinations of indemnity are made by a committee of disinterested directors unless a change in control of KCSI has occurred, in which case the determination is made by special independent counsel. The indemnification agreements also provide a mechanism to seek court relief if indemnification or expense advances are denied or not received within specified periods. Indemnification and advancement of expenses would also be provided with respect to a court proceeding initiated for a determination of rights under the indemnification agreement or of certain other matters.

CHANGE IN CONTROL ARRANGEMENTS

     KCSI has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCSI and, following a change in control of KCSI (as defined by the trust), in the event that KCSI fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCSI's obligation as such amounts become due and payable. Most of the trusts require KCSI to be solvent, as a condition to making distributions, and certain trusts allow distributions upon the Board of Directors' approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the employment agreements, the Executive Plan, the Directors' Deferred Fee Plan, the indemnification agreements, stock option plan, and KCSI's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCSI and will terminate automatically if no such change in control occurs prior to December 31, 2001.

     KCSR has established similar trusts relating to its employment continuation commitments under employment agreements and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCSI trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCSI.


OTHER COMPENSATORY PLANS
------------------------

     KCSI and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the Summary Compensation Table become vested as a result of (a) their retirement from or termination of employment with KCSI or
(b) a change in control of KCSI, where the value of the unvested portion of the account was more than $100,000 on December 31, 2000.

THE EMPLOYEE STOCK OWNERSHIP PLAN

     The KCSI Employee Stock Ownership Plan and Trust Agreement (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"), for purposes of investing in shares of KCSI Common Stock and, as of January 1, 2001, a qualified stock bonus plan with respect to the remainder of the ESOP not invested in KCSI Common Stock. In connection with the Spin-off, participants' ESOP accounts received two shares of Stilwell common stock for each share of KCSI Common Stock held. With respect to the Stilwell shares, a participant may: (a) keep the Stilwell shares in the participant's account; (b) dispose of the Stilwell shares and reinvest the proceeds in one or more of the diversified investment funds that are available under the ESOP; (c) dispose of the Stilwell shares and reinvest the proceeds in KCSI Common Stock; or (d) select any combination of the foregoing. Allocations of shares of KCSI Common Stock, if any, to participant accounts in the ESOP for any plan year are based upon each participant's proportionate share of the total eligible compensation paid during the plan year to all participants in the ESOP, subject to Code-prescribed maximum allocation limitations. As of the date of this Proxy Statement, all shares held by the ESOP have been allocated to participants' accounts. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

     A participant with less than five years of service is not vested in the ESOP's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at his or her retirement at age 65, death or disability or upon a change in control of KCSI (as defined in the ESOP). Distributions of benefits under the ESOP may be made in connection with a participant's death, disability, retirement or other termination of employment. A participant in the ESOP has the right to select whether payment of his or her benefit will take the form of cash, whole shares of KCSI Common Stock or a combination thereof. In the event no election is made, the payment shall be made in KCSI Common Stock to the extent a participant's account holds KCSI Common Stock and cash to the extent cash or other non-KCSI Common Stock investments are held. A participant may further opt to receive payment in a lump sum, in installments or in a combination thereof.

1991 AMENDED AND RESTATED STOCK OPTION AND PERFORMANCE AWARD PLAN

     Under the provisions of the 1991 Plan and subject to the terms of the pertinent award agreement, the retirement, death or disability (as such terms are defined in the 1991 Plan) of a Grantee of an Award or a change of control of KCSI (as defined in the 1991 Plan) may accelerate the exercisability of an award as follows. Upon the death or disability of a grantee of an award under the 1991 Plan, the unexercisable options become exercisable and the grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or 12 months. Upon the retirement of a grantee of an award under the 1991 Plan, the unexercisable options become exercisable and the grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or five years from the date of retirement.
Upon a change of control of KCSI (as defined in the 1991 Plan), the unexercisable options become immediately exercisable. LSAR's are granted in tandem with options. All of the LSAR's are automatically exercised upon a change of control that is not approved by the incumbent board of KCSI (as such terms are defined in the 1991 Plan).

KCSI 401(K) AND PROFIT SHARING PLAN

     The KCSI 401(k) and Profit Sharing Plan is a qualified defined contribution plan. KCSI originally established the KCSI 401(k) Plan effective as of January 1, 1996 and the KCSI Profit Sharing Plan as of January 1, 1990. Effective as of January 1, 2001, the Profit Sharing Plan was merged with the 401(k) Plan, which was renamed the KCSI 401(k) and Profit Sharing Plan (the "Plan"). Upon the merger of the plans, participant accounts in the Profit Sharing Plan were transferred to the Plan.

     Eligible employees of KCSI and other participating subsidiaries of KCSI (the "Employer") may elect to make pre-tax contributions, called 401(k) contributions, to the Plan up to 10% of compensation and subject to certain limits under the Internal Revenue Code of 1986, as amended (the "Code"). The Employer will make matching contributions to the Plan equal to 100% of a participant's 401(k) contributions and up to a maximum of 3% of a participant's compensation. Matching contributions vest at the rate of 25% at three years of service, 50% at four years of service and 100% at five years of service. A participant becomes 100% vested upon retirement at age 65, death or disability or upon a change in control of KCSI (as defined in the Plan). The Employer may, in its discretion, make special contributions on behalf of participants to satisfy certain nondiscrimination requirements imposed by the Code, which are 100% vested.

     The Employer may also make, in its discretion, annual profit sharing contributions in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. Prior to January 1, 2001, a participant's profit sharing contributions vested at the rate of 25% at three years of service, 50% at four years of service and 100% at five years of service. As of January 1, 2001, profit sharing contributions, including a participant's account in the Profit Sharing Plan transferred to the Plan, are 100% vested.

     Participants may direct the investment of their accounts under the Plan by selecting from one or more of the diversified investment funds that are available under the Plan, including a fund consisting of KCSI common stock.
Distribution of benefits under the Plan will be made in connection with a participant's death, disability, retirement or other termination of employment. A participant may elect whether payment of his or her benefits will be in a lump sum, in installments, or in a combination thereof.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     Prior to the Spin-off, KCSI and Stilwell entered into various agreements for the purpose of governing certain of the limited ongoing relationships between KCSI and Stilwell during a transitional period after the Spin-off, including:

     o The Intercompany Agreement dated as of August 16, 1999, as amended April 28, 2000, relating to, among other things, the assignment of certain agreements, stock options for employees and directors of KCSI and Stilwell, various employment matters, pending litigation, indemnification and certain transition services;

     o The Contribution Agreement dated July 7, 1999, as amended April 28, 2000, relating to, among other things, the transfer of certain assets from KCSI to Stilwell and the assumption of certain of KCSI's liabilities by Stilwell; and

     o The Tax Disaffiliation Agreement dated as of August 1999, relating to certain tax matters.

     During  1999 and  2000,  KCSI  retained  the law firm of  Manatt,  Phelps &
Phillips to provide legal services in connection with its transportation operations in Mexico. On September 29, 2000, KCSI and Manatt, Phelps & Phillips entered into an agreement commencing October 1, 2000 and ending October 31, 2002, under which Manatt, Phelps & Phillips and James R. Jones agreed to provide KCSI with advice and assistance with reference to issues and transactions in Mexico and other international venues. In consideration of the services provided, KCSI agreed to pay Manatt, Phelps & Phillips the sum of $10,000 per month. Mr. Jones, a director of KCSI, acts as Special Counsel to Manatt, Phelps & Phillips and receives a salary from such law firm for his services as Special Counsel. The fees paid by KCSI to such law firm did not exceed 5% of the law firm's gross revenues for that firm's last full fiscal year.

     KCSI provided loans to certain of its executive officers and Outside Directors in connection with the purchase of the restricted shares discussed above under "New Compensation Program." KCSI provided such loans to the following executive officers of KCSI in the principal amounts indicated: Mr. Haverty - $569,250; Mr. Davies - $221,375; Mr. Berry - $138,000; Mr. Van Horn -
$63,250 and Thomas King - $63,250. KCSI provided a loan in the amount of $17,250 to each of Messrs. Allinson, Fitt and Jones, Outside Directors of KCSI. The loans were a sixty (60) day bridge loan bearing an annual interest rate of 6.49% (or .01778% per day). The loans could be repaid at any time prior to the original sixty-day term. The interest cost to the employee or Outside Director was calculated based on the number of days the loan was outstanding. Interest was due and payable when the loan principal was repaid. The executive officers and Outside Directors taking those loans were required to sign recourse promissory notes and pledge the shares for repayment of the loans. All of the loans have been repaid in full.

                              STOCKHOLDER PROPOSALS

     To be properly brought before the Annual Meeting, a proposal must be either
(i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

     If a holder of KCSI Common Stock wishes to present a proposal for inclusion in KCSI's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCSI on or before December 3, 2001. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof as well as KCSI's Bylaws. Any such proposal should be sent to the Corporate Secretary of KCSI at 114 West 11th Street, Kansas City, Missouri 64105-1804.

     As  described  below,  in  order  for a  stockholder  proposal  that is not
included  in  KCSI's  Proxy   Statement  for  next  year's  annual   meeting  of
stockholders to be properly brought before the meeting, such proposal must be delivered to the Corporate Secretary and received at KCSI's executive offices no earlier than February 1, 2002 and no later than March 18, 2002 (assuming a meeting date of May 2, 2002) and such proposal must also comply with the procedures outlined below, which are set forth in KCSI's Bylaws. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

DIRECTOR NOMINATIONS
--------------------

     With respect to stockholder nominations of candidates for KCSI's Board of Directors, KCSI's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCSI setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCSI that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of KCSI, if elected. KCSI may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCSI to determine the eligibility of such proposed nominee to serve as a director of KCSI or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

MATTERS OTHER THAN DIRECTOR NOMINATIONS
---------------------------------------

     In addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCSI. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCSI, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCSI which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCSI's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCSI's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the Securities and Exchange Commission, the New York Stock Exchange and KCSI (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 2000 and any amendments thereto furnished to KCSI and written representations from certain of the Reporting Persons, no Reporting Person, was late in filing such Section 16 Reports for fiscal year 2000.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCSI's Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCSI, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCSI's Bylaws and provide certain additional information; provided, however, that in the event the Annual Meeting is to be held at a date other than the first Tuesday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, such notice must be delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, which first occurs. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

     Notwithstanding anything to the contrary set forth in any of KCSI's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                                 By Order of the Board of Directors

                                 /s/ M.R. Haverty

                                 Michael R. Haverty
                                 Chairman of the Board, President
                                 and Chief Executive Officer

Kansas City, Missouri
April 2, 2001

         KCSI's Annual Report includes KCSI's Annual Report on Form 10-K for the year ended December 31, 2000 (without exhibits) as filed with the Securities and Exchange Commission (the "SEC"). KCSI WILL FURNISH WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF KCSI'S ANNUAL REPORT ON FORM 10-K. THE ANNUAL REPORT ON FORM 10-K INCLUDES A LIST OF ALL EXHIBITS THERETO. KCSI WILL FURNISH COPIES OF SUCH EXHIBITS UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF KCSI'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING SUCH REQUEST WAS A BENEFICIAL OWNER OF VOTING STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY OF KCSI, 114 WEST 11TH STREET, KANSAS CITY, MISSOURI 64105-1804. The Annual Report on Form 10-K for the year ended December 31, 2000 with exhibits, as well as other filings by KCSI with the SEC, are also available through the SEC's Internet site at www.sec.gov.

                                   APPENDIX A

                         KANSAS CITY SOUTHERN INDUSTRIES

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.       PURPOSE

The Audit Committee of Kansas City Southern Industries (the Company) is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding financial, accounting and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors and internal audit department.

     o    Provide an avenue of  communication  among the  independent  auditors,
          management,   the  internal  auditing  department  and  the  Board  of
          Directors.

     o    Monitor compliance with legal and regulatory requirements.

     o    Review areas of potential significant financial risk to the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone at the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the New York Stock Exchange . The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. The Audit Committee members shall be appointed to serve staggered three-year terms. Members shall be eligible for reappointment. If the Audit Committee Chair is not present at a meeting, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee will meet privately in executive session periodically, and at least annually with management, the senior internal audit executive, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.     RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

1. Review and reassess the adequacy of this Charter at least annually. Submit any proposed changes to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements, prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management's responses, including the status of previous recommendations.

4. Review with financial management and the independent auditors the Company's financial results prior to the filing of the Form 10-Q or 10-K. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards (SAS) No.
         61. The Chair of the Committee may represent the entire Audit Committee for purposes of these reviews.

INDEPENDENT AUDITORS

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, reliance upon internal audit and general audit approach.

9. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

INTERNAL AUDIT DEPARTMENT

11. Review the proposed internal audit plan, changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Audit Committee.

12. Review the appointment, performance and replacement of the senior internal audit executive.

13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

14. On at least an annual basis, review with the Company's counsel, any legal or regulatory matters that may have a significant impact on the Company's financial statements.

15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

16.      Perform  any  other  activities   consistent  with  this  Charter,  the
         Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

18. Review periodically the Company's Business Ethics and Compliance Policy and ensure that management has established a system to monitor this Policy.

                                   APPENDIX B

                           GRAPHIC AND IMAGE MATERIAL
                                       IN
                                 PROXY STATEMENT

     In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the KCSI proxy statement.

PHOTOGRAPHS OF EACH DIRECTOR
----------------------------

     The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the section entitled "PROPOSAL (1) - ELECTION OF THREE DIRECTORS" and "THE BOARD OF DIRECTORS."

STOCK PERFORMANCE GRAPH
-----------------------

     The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graph and the table will be included in the paper format definitive proxy mailed to KCSI's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                   APPENDIX C

                                 FORM OF PROXIES


                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 3, 2001

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
1.       VOTE  BY INTERNET
2.       VOTE BY PHONE
3.       VOTE BY MAILING YOUR PROXY IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------

YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:

1.       READ THE ACCOMPANYING PROXY STATEMENT.

2. VISIT OUR INTERNET VOTING SITE AT http://www.umb.com/proxy AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, MAY 2, 2001. YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

        IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR PROXY CARD BELOW.
4.       FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, MAY 2, 2001. YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

       IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY MAIL
------------
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2.       MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED PROXY CARD.
3.       SIGN AND DATE THE PROXY CARD.
4.       DETACH AND RETURN THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE


                                   (Tear Here)
                               ----------------

                          KANSAS CITY SOUTHERN INDUSTRIES, INC.        PROXY

         This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 2, 2001, receipt of which is hereby acknowledged.

                     Signature ______________________  Date ____________ , 2001


                     Signature ______________________  Date ____________ , 2001

                    Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing.
                    Please  indicate  whether  you  plan to  attend  the  Annual
                    Meeting:

                                        [  ] WILL ATTEND  [  ] WILL NOT ATTEND


                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                   (Tear Here)
                                ----------------

                   KANSAS CITY SOUTHERN INDUSTRIES, INC.              PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Landon H. Rowland, Byron G. Thompson and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 3, 2001, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON.

1.   Election of three directors.  Nominees:
     01) A. Edward Allinson, 02) James R. Jones and 03) Landon H. Rowland.

|_| FOR all nominees EXCEPT THOSE INDICATED BELOW:

____________________________________________________

|_|      WITHHOLD AUTHORITY to vote for all nominees.

UNLESS AUTHORITY TO VOTE FOR ANY NOMINEE IS WITHHELD,
AUTHORITY TO VOTE CUMULATIVELY FOR SUCH NOMINEE WILL
BE DEEMED GRANTED, AND IF OTHER PERSONS ARE NOMINATED,
THIS PROXY MAY BE VOTED FOR LESS THAN ALL THE NOMINEES
NAMED ABOVE,IN THE PROXY HOLDERS' DISCRETION, TO ELECT
THE MAXIMUM NUMBER OF MANAGEMENT NOMINEES.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 3, 2001

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
1.       VOTE  BY INTERNET
2.       VOTE BY PHONE
3.       VOTE BY MAILING YOUR PROXY IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.UMB.COM/PROXY AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2001. YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

        IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR PROXY CARD BELOW.
4.       FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2001. YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

       IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY MAIL
------------
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2.       MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED PROXY CARD.
3.       SIGN AND DATE THE PROXY CARD.
4.       DETACH AND RETURN THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE



                                   (TEAR HERE)
                                  -------------

       CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF KANSAS CITY SOUTHERN INDUSTRIES, INC.




                    Signature __________________________  Date __________ , 2001
                            PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                                 ---------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 3, 2001, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors.  Nominees:
     01) A. Edward Allinson, 02)James R. Jones and
     03) Landon H. Rowland.

|_|  FOR all nominees EXCEPT THOSE INDICATED BELOW:

___________________________________________________

|_|  WITHHOLD AUTHORITY to vote for all nominees.


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
    SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                 CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 3, 2001

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
1.       VOTE  BY INTERNET
2.       VOTE BY PHONE
3.       VOTE BY MAILING YOUR PROXY IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------

YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.UMB.COM/PROXY AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2001. YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

        IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR PROXY CARD BELOW.
4.       FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2001. YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

       IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY MAIL
------------
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2.       MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED PROXY CARD.
3.       SIGN AND DATE THE PROXY CARD.
4.       DETACH AND RETURN THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE


                                   (TEAR HERE)
                                  -------------


       CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER
             THE EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.


                     Signature __________________________ Date __________ , 2001
                          PLEASE SIGN EXACTLY AS NAME APPEARS.

                                 (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                                  ------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 3, 2001, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors.  Nominees:
     01) A. Edward Allinson, 02) James R. Jones and 03) Landon H. Rowland.

|_|  FOR all nominees EXCEPT THOSE INDICATED BELOW:

 _______________________________________________

|_|  WITHHOLD AUTHORITY to vote for all nominees.


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
    SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                 CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 3, 2001

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:
1.       VOTE  BY INTERNET
2.       VOTE BY PHONE
3.       VOTE BY MAILING YOUR PROXY IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------

YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.UMB.COM/PROXY AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2001. YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

        IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR PROXY CARD BELOW.
4.       FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, APRIL 30, 2001. YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

       IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY MAIL
------------
1.       READ THE ACCOMPANYING PROXY STATEMENT.
2.       MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED PROXY CARD.
3.       SIGN AND DATE THE PROXY CARD.
4.       DETACH AND RETURN THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE


                                   (TEAR HERE)
                                 ---------------


       CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER KANSAS CITY SOUTHERN INDUSTRIES, INC. 401K AND PROFIT SHARING PLAN.



                    Signature __________________________ Date ___________ , 2001
                         PLEASE SIGN EXACTLY AS NAME APPEARS.

                               (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                                  ------------


THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 3, 2001, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors.  Nominees:
     01) A. Edward Allinson, 02)James R. Jones and
     03) Landon H. Rowland

|_|  FOR all nominees EXCEPT THOSE INDICATED BELOW:

__________________________________________________
|_|  WITHHOLD AUTHORITY to vote for all nominees.


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
    SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                 CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                              114 WEST 11TH STREET
                        KANSAS CITY, MISSOURI 64105-1804



                                  April 2, 2001




Dear Participant in the Profit Sharing Plan portion of the Stilwell Financial Inc. 401(K) Plan:

         Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCSI to be held on May 3, 2001, which instructs UMB Bank, N.A. as Trustee of the Stilwell Profit Sharing Plan portion of the 401(K) Plan, how to vote the shares of KCSI common stock allocated to your 401(K) account.

         Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                 Thank you,


                                 /s/ Michael R. Haverty

                                 Michael R. Haverty
                                 Chairman of the Board, President
                                 and Chief Executive Officer



                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)

                                   (TEAR HERE)
                                 ---------------


       CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER
                    THE STILWELL 401K AND PROFIT SHARING PLAN




                    Signature ________________________ Date ____________ , 2001
                         PLEASE SIGN EXACTLY AS NAME APPEARS.

                             (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                                ----------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern
Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 3, 2001, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.   Election of three directors.  Nominees:
     A. Edward Allinson, James R. Jones and
     Landon H. Rowland

|_|  FOR all nominees EXCEPT THOSE INDICATED BELOW:

___________________________________________________

|_|  WITHHOLD AUTHORITY to vote for all nominees.


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
    SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION
                 CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.